SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [X]   Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2)
     [ ]   Definitive Proxy Statement
     [ ]   Definitive Additional Materials
     [ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              PHOENIX-SENECA FUNDS
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in its Charter)
                               Pamela S. Sinofsky
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480

         (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

       [X]    No fee required.

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

              1) Title of each class of securities to which transaction applies:
              2)   Aggregate number of securities to which transaction applies:
              3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
              4)   Proposed maximum aggregate value of transaction:
              5)   Total fee paid: ___________

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)    Amount Previously Paid:
                  2)    Form, Schedule or Registration No.:
                  3)    Filing Party:
                  4)    Date Filed:

                            PHOENIX-SENECA BOND FUND
                     PHOENIX-SENECA MID-CAP "EDGE" (SM) FUND
                   PHOENIX-SENECA REAL ESTATE SECURITIES FUND

                                EACH A SERIES OF
                              PHOENIX-SENECA FUNDS
                        909 MONTGOMERY STREET, SUITE 500
                         SAN FRANCISCO, CALIFORNIA 94133
                                1 (800) 243-1574
                               -------------------

                                                              July 25, 2000

Dear Shareholder:

         We are pleased to enclose the proxy statement for the September 14, 2000 special shareholders meeting of your Fund. Please take the time to read the proxy statement and cast your vote, because the changes are important to you as a shareholder.

         We are asking shareholders to approve changes to your Fund's fundamental investment restrictions. These changes are being proposed as part of our effort to integrate all of our mutual funds. We think this effort offers the opportunity for operational efficiencies that will benefit all shareholders. Phoenix does not presently anticipate that the use of different investment restrictions will have any material impact on the investment techniques employed by the Funds.

         Your Board of Trustees believes that the proposed changes to your Fund's fundamental investment restrictions are in the best interests of the shareholders and has unanimously recommended that shareholders of your Fund vote for the changes described in the proxy statement and proxy. Should you have any questions, please feel free to call us at 1(800) 243-1574. We will be happy to answer any questions you may have.

         I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED PROXY.

                                    Sincerely,


                                    Gail P. Seneca
                                    President

                            PHOENIX-SENECA BOND FUND
                     PHOENIX-SENECA MID-CAP "EDGE" (SM) FUND
                   PHOENIX-SENECA REAL ESTATE SECURITIES FUND

                                EACH A SERIES OF
                              PHOENIX-SENECA FUNDS
                        909 MONTGOMERY STREET, SUITE 500
                         SAN FRANCISCO, CALIFORNIA 94133
                                1 (800) 243-1574
                               -------------------

                    Notice of Special Meeting of Shareholders
                          to be held September 14, 2000

To The Shareholders:

         Phoenix-Seneca Funds, a Delaware business trust (the "Trust"), will hold a special meeting of shareholders of Phoenix-Seneca Bond Fund (the "Bond Fund"), Phoenix-Seneca Mid-Cap "EDGE" (SM) Fund (the "Mid-Cap Fund") and Phoenix-Seneca Real Estate Securities Fund (the "Real Estate Securities Fund"), (collectively, the "Funds," and each individually, a "Fund") at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301 on September 14, 2000 at 2:00 p.m., local time, for the following purposes:

     1. To amend the fundamental investment restriction of the Bond Fund and the Mid-Cap Fund regarding diversification and industry concentration, and to amend the fundamental investment restriction of all Funds regarding (a) borrowing, (b) the issuance of senior securities, (c) underwriting, (d) investments in real estate, (e) investments in commodities, (f) lending, and (g) purchases of securities on margin.

     2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

         You are entitled to vote at the meeting and any adjournment(s) if you owned shares of any of the Funds at the close of business on July 17, 2000.

         Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

         o By telephone, with a toll-free call to the number listed on the enclosed proxy card and following the recorded instructions;

         o    By mail, with the enclosed proxy card and postage-paid envelope;
              or

         o    In person at the meeting.

         We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

         PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

         By Order of the Board of Trustees of Phoenix-Seneca Funds

                                    G. Jeffrey Bohne
                                    Secretary

                            PHOENIX-SENECA BOND FUND
                     PHOENIX-SENECA MID-CAP "EDGE" (SM) FUND
                   PHOENIX-SENECA REAL ESTATE SECURITIES FUND

                                EACH A SERIES OF
                              PHOENIX-SENECA FUNDS
                        909 MONTGOMERY STREET, SUITE 500
                         SAN FRANCISCO, CALIFORNIA 94133
                                1 (800) 243-1574
                               -------------------

                                 PROXY STATEMENT

                             MEETING OF SHAREHOLDERS

         This proxy statement is being furnished in connection with the solicitation by the Board of Trustees of Phoenix-Seneca Funds (the "Trust") of proxies to be used at a meeting of the shareholders of Phoenix-Seneca Bond Fund (the "Bond Fund"), Phoenix-Seneca Mid-Cap "EDGE" (SM) Fund (the "Mid-Cap Fund") and Phoenix-Seneca Real Estate Securities Fund (the "Real Estate Securities Fund") (collectively, the "Funds," and each individually, a "Fund") and at any adjournment(s) thereof.

         The purpose of the meeting is to consider changes to the fundamental investment restrictions of each of the Funds. The proposed changes will not change the Funds' investment objective or principal investment strategy.

         This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about July 25, 2000.

         The shareholders of each Fund will vote on the proposals as indicted in the table below:

                                                      BOND FUND                        REAL ESTATE
                PROPOSAL                             MID-CAP FUND                    SECURITIES FUND
-----------------------------------------  --------------------------------  --------------------------------
1.   To amend the fundamental
     investment restriction regarding
     diversification.                                   Y

2.   To amend the fundamental
     investment restriction regarding
     industry concentration.                            Y

3.   To amend the fundamental
     investment restriction for each of
     the Funds regarding borrowing.                     Y                                   Y

4.   To amend the fundamental
     investment restriction for each of
     the Funds regarding the issuance of                Y                                   Y
     senior securities.

5.   To amend the fundamental
     investment restriction for each of
     the Funds regarding underwriting.                  Y                                   Y

6.   To amend the fundamental
     investment restriction for each of
     the Funds regarding investing in                   Y                                   Y
     real estate.

7.   To amend the fundamental
     investment restriction for each of
     the Funds regarding commodities.                   Y                                   Y

8.   To amend the fundamental
     investment restriction for each of
     the Funds regarding lending.                       Y                                   Y

9.   To eliminate the fundamental
     investment restriction for each of
     the Funds regarding the purchase of
     securities on margin.                              Y                                   Y

VOTING INFORMATION

         Shareholders of record of the Funds at the close of business on July 17, 2000 will be entitled to vote at the meeting or at any adjournments thereof. The following table shows as of the record date, the number of shares of each Fund and the votes represented by such shares as of the record date:

         FUND AND CLASS                  SHARES OUTSTANDING    VOTES REPRESENTED
         --------------                  ------------------    -----------------

         Bond Fund
         ---------
              Class A shares
              Class B shares
              Class C shares
              Class X shares
         Mid-Cap Fund
         ------------
              Class A shares
              Class B shares
              Class C shares
              Class X shares
         Real Estate Securities Fund
         ---------------------------
              Class A shares
              Class B shares
              Class C shares
              Class X shares


         Shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date) of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Shareholders of each Fund will vote separately on the proposals, with all classes of a Fund voting together. The holders of thirty-three and one-third percent of the outstanding shares of each Fund entitled to vote shall constitute a quorum for the meeting. A quorum being present, the approval of each proposal by a Fund requires the vote of a majority of the outstanding eligible votes of that Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of (i) 67% or more of the eligible votes of the Fund present at the meeting if more than 50% of the eligible votes of the Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of the Fund. For purposes of this proxy statement, the 1940 Act includes rules and regulations of the SEC issued under that Act.

         For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposals to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist each Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposals.

         If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of one or more of the proposals have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each proposal, unless directed to vote AGAINST the proposal, in which case such shares will be voted against the proposed adjournment with respect to that proposal.

         The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Trustees shall set a new record date. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

         The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to any one or more of the proposals, the shares will be voted in favor of a proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES

         Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise

         o by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

         o by the subsequent execution and return of another proxy prior to the meeting;

         o   by submitting a subsequent telephone vote; or

         o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES

         In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Trust may also use a proxy solicitation firm to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Funds for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of the solicitation of proxies will be borne by Phoenix Investment Partners, Ltd. D.F. King and Co., Inc., a proxy solicitation firm, has been engaged by the Trust to act as solicitor and will receive fees estimated at $______, plus reimbursement of out-of-pocket expenses.

         If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of July __, 2000 with respect to each person who beneficially owns 5% or more of any class of a Fund's equity securities.

NAME OF SHAREHOLDERS       FUND AND CLASS         VOTES REPRESENTED        PERCENT OF CLASS
--------------------       --------------         -----------------        ----------------
                                                                                   %




         As of July __, 2000, the Trustees and officers as a group owned __% of the shares of ______ Fund and less than 1% of any other class of any Fund of the Trust.

         A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CONNECTICUT 06083-2200. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 243-4361.

REASONS FOR THE PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

         The proposals contained in this proxy statement are among a series of proposed transactions in which mutual funds managed by Phoenix Investment Counsel, Inc. ("Phoenix") and its affiliates (the "Phoenix Funds") will, if not previously organized as a Delaware business trust, be reorganized as a Delaware business trust and then operate under common fundamental investment restrictions. Since the Trust already is a Delaware business trust, the changes contemplated by this proxy statement are limited to changes in the fundamental investment restrictions of the Funds. Because many of the Phoenix Funds began operations outside of the Phoenix organization, they have different fundamental investment restrictions. Phoenix believes that integrating all of the Phoenix Funds by adopting a single business form and domicile and standardized fundamental investment restrictions offers the opportunity for operational efficiencies that will benefit all shareholders.

         If all of the proposals are approved, each of the Funds will have identical fundamental investment restrictions, except that the Real Estate Securities Fund, a non-diversified fund that concentrates in the real estate industry, will not be subject to the fundamental investment restrictions relating to diversification and industry concentration that apply to the other Funds. The proposed investment restrictions are expected to become generally standard for all of the Phoenix Funds. These proposed restrictions differ in certain respects from the existing fundamental investment restrictions as described in the proposals below. Phoenix believes that increased standardization of fundamental investment restrictions will help to promote operational efficiencies and facilitate monitoring of compliance with the restrictions. Phoenix does not presently anticipate that the use of different investment restrictions will have any material impact on the investment techniques employed by the Funds.

                                   PROPOSAL 1

        TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE BOND FUND
                   AND MID-CAP FUND REGARDING DIVERSIFICATION

         The Board of Trustees has proposed that the shareholders of the Bond Fund and Mid-Cap Fund approve an amendment to the fundamental investment restriction regarding diversification. This proposal does not apply to the Real Estate Securities Fund because it is a "non-diversified" fund within the meaning of the 1940 Act. The current fundamental investment restriction regarding diversification applicable to each Fund, other than the Real Estate Securities Fund, provides that no Fund may:

                  "As to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

                           (1) such purchase would cause more than 5% of the
                  Fund's total assets taken at market value to be invested in the securities of such issuer; or

                           (2) such purchase would at the time result in more
                  than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that a Fund may, subject to restrictions imposed by the 1940 Act and applicable state laws, invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund."

         If Proposal 1 is approved, this restriction will be replaced with the following fundamental investment restriction regarding diversification for the Bond Fund and Mid-Cap Fund:

                  "A Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund."

         The new requirements clarify that the restriction does not apply to any investments by a Fund in other investment companies, including purchases which would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer. Phoenix believes there is no substantive change involved in this proposal.

                                   PROPOSAL 2

  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE BOND FUND AND MID-CAP
                     FUND REGARDING INDUSTRY CONCENTRATION

         The Board of Trustees has proposed that the shareholders of the Bond Fund and Mid-Cap Fund approve an amendment to the fundamental investment restriction regarding industry concentration. This proposal does not apply to the Real Estate Securities Fund because it concentrates its investments in the real estate industry. The current fundamental investment restriction regarding industry concentration applicable to each Fund, other than the Real Estate Securities Fund, provides that no Fund may:

                  "Purchase the securities of issuers conducting their principal activity in a single industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment (except investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund."

         If Proposal 2 is approved, this restriction will be replaced with the following fundamental investment restriction regarding industry concentration for the Bond Fund and Mid-Cap Fund:

                  "A Fund may not purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities)."

         Phoenix believes that there is no substantive change involved in this proposal. Phoenix does not believe that the reference to the ability to invest in other investment companies is relevant to a concentration policy. The ability of the Fund to invest in other investment companies is subject to limitations under the 1940 Act.

                                   PROPOSAL 3

        TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS FOR EACH OF THE
                           FUNDS REGARDING BORROWING

         The Board of Trustees has proposed that the shareholders of each Fund approve a new fundamental investment restriction regarding borrowing. The current fundamental investment restriction regarding borrowing states that no Fund may:

                  "Borrow money, except that a Fund may borrow from banks or enter into reverse repurchase agreements or dollar roll ups to one-third of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to one-third of the value of its total assets to secure such borrowings. Each Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as the clearance of transactions and share redemptions. For purposes of this investment restriction, short sales, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase or sale of options, futures contracts, and options on futures contracts, securities or indices and collateral arrangements with respect thereto shall not constitute borrowing."

         If Proposal 3 is approved, this restriction will be replaced with the following fundamental investment restriction regarding borrowing and purchasing securities on margin:

                  "A Fund may not borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and
                  (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing."

         The proposed restriction is substantially similar to the current restriction except that the proposed restriction does not contain a limitation on the pledging of assets. The 1940 Act does not require a mutual fund to adopt a fundamental investment restriction regarding the pledging of assets. The proposed restriction is consistent with the limitations currently imposed on borrowing by mutual funds under the 1940 Act.

                                   PROPOSAL 4

         TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE
               FUNDS REGARDING THE ISSUANCE OF SENIOR SECURITIES

         The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding the issuance of senior securities. The current fundamental investment restriction regarding senior securities provides that no Fund may:

                  "Issue senior securities, except as otherwise permitted by the Fund's fundamental investment restrictions. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments and reverse repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of the Fund's fundamental investment restriction on borrowing, are not deemed to be senior securities."

         If Proposal 4 is approved, this restriction will be replaced with the following fundamental investment restriction:

                  "A Fund may not issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction."

         The SEC through rulemaking and exemptive orders and the SEC staff through interpretations have previously permitted mutual funds to engage in certain practices and trading activities, subject to certain limitations, that could otherwise be viewed as senior securities, including the issuance of multiple classes of shares, futures and options transactions. The new restriction applicable to the Funds provides that the Funds will be allowed to engage in these activities to the extent permitted by the SEC or the SEC staff.

                                   PROPOSAL 5

         TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE
                          FUNDS REGARDING UNDERWRITING

         The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding underwriting. The current fundamental investment restriction regarding underwriting states that no Fund may:

                  "Act as an underwriter with respect to the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund."

         If Proposal 5 is approved, this restriction will be replaced with the following fundamental investment restriction:

                  "A Fund may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law."

         Phoenix believes there is no substantive change involved in this proposal. The proposed investment restriction clarifies that a Fund would not violate the restriction if it was deemed an underwriter as a result of the sale of its portfolio securities under the 1933 Act or any other applicable law. Phoenix does not believe that the reference to the ability to invest in other investment companies is relevant to an underwriting policy.

                                   PROPOSAL 6

         TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE
                    FUNDS REGARDING INVESTING IN REAL ESTATE

         The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding investing in real estate. The current fundamental investment restriction regarding investing in real estate states that no Fund may:

                  "Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities."

         If Proposal 6 is approved, this restriction will be replaced with the following fundamental investment restriction:

                  "A Fund may not purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use,
                  (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities."

         Phoenix believes there is no substantive change involved in this proposal.

                                   PROPOSAL 7

      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS
                             REGARDING COMMODITIES

         The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding commodities. The current fundamental investment restriction regarding commodities provides that no Fund may:

                  "Invest in commodities, except that the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts (including, foreign currency warrants, principal exchange rated linked securities, and performance indexed paper), forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies, subject to other restrictions applicable to the Fund."

         If Proposal 7 is approved, this restriction would be replaced with the following fundamental investment restriction:

                  "A Fund may not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities currencies and physical commodities)."

         The proposed restriction offers the New Funds greater flexibility in that it permits investments generally in financial derivatives as opposed to a specific listing of permitted types of derivative investments. The proposed restriction permits the Funds to purchase and sell derivatives that have a value tied to the value of a financial index, financial instrument or other asset. These derivatives include, for example, options, futures contracts and options on futures contracts. While the use of derivatives can guard against potential risks, it can eliminate some opportunities for gains. The main risk with derivatives is that some types of derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Funds. Each Fund's ability to engage in futures contracts and options on futures is subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, a Fund would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related option premiums for non-hedging purposes to exceed 5% of the value of its assets.

                                   PROPOSAL 8

            TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH
                         OF THE FUNDS REGARDING LENDING

         The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding lending. The current fundamental investment restriction regarding lending states that no Fund may:

                  "Make loans, except that the Fund may (1) lend portfolio securities in accordance with the Fund's investment policies up to one-third of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities."

         If Proposal 8 is approved, this restriction will be replaced with the following fundamental investment restriction:

                  "A Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements,
                  (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies."

         Under the current restriction on lending, a Fund is permitted to lend its portfolio securities up to one-third of its total assets. The proposed lending restriction applicable to the Funds does not contain any percentage limitation. The staff of the SEC currently limits loans of portfolio securities to one-third of a mutual fund's assets, including any collateral received from the loan. If the SEC staff were to provide greater flexibility to mutual funds to engage in securities lending in the future, the Funds would be able to take advantage of that increased flexibility. The lending restriction applicable to a Fund would also permit each Fund to participate in an interfund lending program with other registered investment companies. The current restriction does not allow for interfund lending. Phoenix does not currently intend to establish an interfund lending program.

                                   PROPOSAL 9

          TO AMEND THE FUNDAMENTAL INVESTMENT REGARDING THE PURCHASE OF
                              SECURITIES ON MARGIN

         The Board of Trustees has proposed that the shareholders of each Fund eliminate the fundamental investment restriction regarding the purchase of securities on margin. The current investment restriction provides that the Funds may not:

                  "Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment of initial or variation margin in connection with options or futures contracts is not considered the purchase of securities on margin."

         If Proposal 9 is approved, the Trustees intend to eliminate this restriction. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulations as a condition to registration. These state law requirements are no longer applicable to mutual funds.


      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND
              THAT THE SHAREHOLDERS APPROVE EACH OF THE PROPOSALS.

ADVISER, SUBADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR

         Phoenix Investment Counsel, Inc. 56 Prospect Street, Hartford, Connecticut 06115-0480 is the investment adviser to each of the Funds. Seneca Capital Management LLC, 909 Montgomery Street, San Francisco, California 94133 is the investment subadviser to each of the Funds. Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2000, serves as the Trust's underwriter and as the Trust's financial agent.

OTHER BUSINESS

         The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Funds arise, however, the proxies will vote thereon according to their best judgment in the interests of the Funds and the shareholders of the Funds.

                              PHOENIX-SENECA FUNDS
                        909 Montgomery Street, Suite 500
                         San Francisco, California 94133

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               September 14, 2000

                            PHOENIX-SENECA BOND FUND

                                      PROXY

         The undersigned shareholder of Phoenix-Seneca Bond Fund (the "Fund"), a series of Phoenix-Seneca Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes Gail P. Seneca and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on September 14, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                ACCOUNT NUMBER:
                                                                        SHARES:
                                                                   CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS FOR PHOENIX-SENECA BOND FUND


1.       To amend the fundamental restriction regarding      For          Against        Abstain
         diversification.                                    [  ]         [  ]           [  ]

2.       To amend the fundamental restriction regarding      For          Against        Abstain
         concentration.                                      [  ]         [  ]           [  ]

3.       To amend the fundamental restriction regarding      For          Against        Abstain
         borrowing.                                          [  ]         [  ]           [  ]

4.       To amend the fundamental restriction regarding      For          Against        Abstain
         senior securities.                                  [  ]         [  ]           [  ]

5.       To amend the fundamental restriction regarding      For          Against        Abstain
         underwriting.                                       [  ]         [  ]           [  ]

6.       To amend the fundamental restriction regarding      For          Against        Abstain
         investing in real estate.                           [  ]         [  ]           [  ]

7.       To amend the fundamental restriction regarding      For          Against        Abstain
         commodities.                                        [  ]         [  ]           [  ]

8.       To amend the fundamental restriction regarding      For          Against        Abstain
         lending.                                            [  ]         [  ]           [  ]

9.       To eliminate the fundamental restriction            For          Against        Abstain
         regarding the purchase of securities on margin.     [  ]         [  ]           [  ]

         TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

-------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)                                    Date
-------------------------------------------------------------------
Signature (Joint Owners)                                              Date

                              PHOENIX-SENECA FUNDS
                        909 Montgomery Street, Suite 500
                         San Francisco, California 94133

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               September 14, 2000

                     PHOENIX-SENECA MID-CAP "EDGE" (SM) FUND

                                      PROXY

         The undersigned shareholder of Phoenix-Mid-Cap "EDGE" (SM) Fund (the "Fund"), a series of Phoenix-Seneca Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes Gail P. Seneca and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on September 14, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                ACCOUNT NUMBER:
                                                                        SHARES:
                                                                   CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS FOR PHOENIX-SENECA MID-CAP "EDGE" (SM) FUND

1.       To amend the fundamental restriction regarding      For        Against      Abstain
         diversification.                                    [  ]       [  ]         [  ]

2.       To amend the fundamental restriction regarding      For        Against      Abstain
         concentration.                                      [  ]       [  ]         [  ]

3.       To amend the fundamental restriction regarding      For        Against      Abstain
         borrowing.                                          [  ]       [  ]         [  ]

4.       To amend the fundamental restriction regarding      For        Against      Abstain
         senior securities.                                  [  ]       [  ]         [  ]

5.       To amend the fundamental restriction regarding      For        Against      Abstain
         underwriting.                                       [  ]       [  ]         [  ]

6.       To amend the fundamental restriction regarding      For        Against      Abstain
         investing in real estate.                           [  ]       [  ]         [  ]

7.       To amend the fundamental restriction regarding      For        Against      Abstain
         commodities.                                        [  ]       [  ]         [  ]

8.       To amend the fundamental restriction regarding      For        Against      Abstain
         lending.                                            [  ]       [  ]         [  ]

9.       To eliminate the fundamental restriction            For        Against      Abstain
         regarding the purchase of securities on margin.     [  ]       [  ]         [  ]

         TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

-------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)                                    Date
-------------------------------------------------------------------
Signature (Joint Owners)                                              Date

                              PHOENIX-SENECA FUNDS
                        909 Montgomery Street, Suite 500
                         San Francisco, California 94133

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               September 14, 2000

                   PHOENIX-SENECA REAL ESTATE SECURITIES FUND

                                      PROXY

         The undersigned shareholder of Phoenix-Real Estate Securities Fund (the "Fund"), a series of Phoenix-Seneca Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes Gail P. Seneca and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on September 14, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                               ACCOUNT NUMBER:
                                                                       SHARES:
                                                                  CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS FOR PHOENIX-SENECA REAL ESTATE SECURITIES FUND

1.       (Not applicable to this Fund)

2.       (Not applicable to this Fund)

3.       To amend the fundamental restriction regarding      For        Against       Abstain
         borrowing.                                          [  ]       [  ]          [  ]

4.       To amend the fundamental restriction regarding      For        Against       Abstain
         senior securities.                                  [  ]       [  ]          [  ]

5.       To amend the fundamental restriction regarding      For        Against       Abstain
         underwriting.                                       [  ]       [  ]          [  ]

6.       To amend the fundamental restriction regarding      For        Against       Abstain
         investing in real estate.                           [  ]       [  ]          [  ]

7.       To amend the fundamental restriction regarding      For        Against       Abstain
         commodities.                                        [  ]       [  ]          [  ]

8.       To amend the fundamental restriction regarding      For        Against       Abstain
         lending.                                            [  ]       [  ]          [  ]

9.       To eliminate the fundamental restriction            For        Against       Abstain
         regarding the purchase of securities on margin.     [  ]       [  ]          [  ]

         TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

-------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)                                    Date
-------------------------------------------------------------------
Signature (Joint Owners)                                              Date